SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


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                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  September 8, 1998
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                                    Healthplex, Inc.
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                (Exact name of Registrant as specified in its charter)



                 Delaware                  0-14236          11-2714365
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       (State or other jurisdiction of   (Commission      (IRS Employer
       incorporation)                     File Number)     Identification No.)


           60 Charles Lindbergh Blvd., Uniondale, New York      11553
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          (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code:   (516) 794-3000
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                                  Not Applicable
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            (Former name or former address, if changed since last report.)

           Item 5.   Other Events.
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                     Pursuant to a Board of Directors resolution adopted
           by unanimous written consent, dated as of August 25, 1998, the Board approved a stock repurchase program pursuant to which the Company may, from time to time over the next 18 months, buy up to 150,000 shares of the Company's common stock on the open market through Rule 10b-18 purchases. In connection therewith, the Company issued a press release on September 8, 1998.

           Item 7.   Financial Statements, Pro Forma Financial Information
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                     and Exhibits.
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                     (c)  Exhibits.

                          20.  Press Release dated September 8, 1998.



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                                      SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HEALTHPLEX, INC.



           Dated:  September 9, 1998          By:    /s/ Martin Kane
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                                              Name:   Martin Kane
                                              Title:  Co-Chief Executive
                                                      Officer



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


                                    EXHIBIT INDEX


           Exhibit             Description
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            20.                Press Release